UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2010

SI FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

United States	0-50801	84-1655232
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

803 Main Street, Willimantic, Connecticut	06226
(Address of principal executive offices)	(Zip Code)

 (860) 423-4581
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On September 9, 2010, the Boards of Directors of SI Financial Group, Inc. (the “Company”), SI Bancorp, MHC and Savings Institute Bank and Trust Company adopted a Plan of Conversion and Reorganization providing for SI Bancorp, MHC’s conversion from mutual to stock form and the concurrent sale to the public of SI Bancorp’s approximate 61.9% ownership interest in the Company.  Pursuant to the terms of the Plan, SI Bancorp, MHC will merge with and into the Company, with the Company as survivor.  Additionally, the Company will merge with and into new SI Financial Group, Inc., a new Maryland corporation, which will serve as the holding company for Savings Institute, with new SI Financial Group as survivor.  Shares of the Company’s common stock, other than those held by SI Bancorp, MHC, will be converted into shares of the new Maryland corporation pursuant to an exchange ratio designed to preserve their aggregate percentage ownership interest.

The new Maryland holding company will offer shares of its common stock for sale to Savings Institute’s eligible account holders and tax-qualified employee stock ownership plan in a subscription offering, in the manner, and subject to the priorities, set forth in the Plan of Conversion and Reorganization.  If any shares remain unsold after the expiration of the subscription offering, the unsold shares will be offered for sale to members of the public in a community offering, and if necessary, a broker-assisted community offering.  The highest priority will be depositors with qualifying deposits as of June 30, 2009.

The Plan of Conversion and Reorganization also provides for the contribution of up to $500,000 in cash to SI Financial Group Foundation, Inc., the charitable foundation established in connection with the Company’s minority offering.

The conversion and reorganization will be subject to approval of depositors of Savings Institute, the Company’s shareholders (including the approval of a majority of the shares held by persons other than SI Bancorp, MHC) and the Office of Thrift Supervision.

The foregoing summary of the Plan of Conversion and Reorganization is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

A copy of the press release announcing the adoption of the Plan of Conversion and Reorganization is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired:  Not applicable

(b)           Pro Forma Financial Information:  Not applicable

(c)           Shell Company Transactions:  Not applicable

(d)           Exhibits

Number	Description

2.1
Plan of Conversion and Reorganization (incorporated herein by reference to Exhibit 2.0 to the SI Financial Group, Inc. (File No. 333-169302) Registration Statement on Form S-1, filed on September 10, 2010.

99.1	Press Release Dated September 9, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SI FINANCIAL GROUP, INC.

Date: September 14, 2010	By:	/s/ Brian J. Hull
Brian J. Hull
Executive Vice President, Chief Financial Officer and Treasurer